Exhibit 10.4

Biolase, Inc.

2002 Stock Incentive Plan

Option Award Notice

[Non-Employee Director]

You have been awarded an option to purchase shares of Common Stock of Biolase, Inc. (the “Company”) pursuant to the terms and conditions of the Biolase, Inc. 2002 Stock Incentive Plan (the “Plan”) and the Stock Option Agreement (together with this Award Notice, the “Agreement”).  The Stock Option Agreement is attached hereto and the Plan and Stock Option Agreement are available on Solium.  Capitalized terms not defined herein shall have the meanings specified in the Plan or the Agreement.

Option:

You have been awarded a Nonqualified Stock Option to purchase from the Company [insert amount] shares of its Common Stock, par value $0.001 per share (the “Common Stock”), subject to adjustment as provided in Section 4.1 of the Agreement.

Option Date:	[ , ]
Exercise Price:	$[ ] per share, subject to adjustment as provided in Section 4.1 of the Agreement.
Time-Based Vesting Schedule:

Except as otherwise provided in the Plan, the Agreement or any other agreement between the Company or any of its Subsidiaries and Optionee, the shares of Common Stock subject to the Option on the Option Date shall vest in monthly installments over a twelve month period, commencing on the first month following the Option Date.

Termination of Service:

The time-based vesting schedule shall be subject to the requirement that you are, and have been, continuously (except for any absence for vacation, leave, etc. in accordance with the Company's or its Subsidiaries' policies): (A) employed by the Company or any of its Subsidiaries; (B) serving as a Non-Employee Director; or (C) providing services to the Company or any of its Subsidiaries as an independent contractor, in each case, from the Option Date through and including the applicable vesting date.

Expiration Date:

Except to the extent earlier terminated pursuant to Section 2.2 of the Agreement or earlier exercised pursuant to Section 2.3 of the Agreement, the Option shall terminate at 5:00 p.m., U.S. Pacific time, on the tenth anniversary of the Option Date.

BIOLASE, INC.

By: _______________________

Acknowledgment, Acceptance and Agreement:

By signing below and returning this Award Notice to Biolase, Inc. at the address stated herein, I hereby accept the Option granted to me and acknowledge and agree to be bound by the terms and conditions of this Award Notice, the Agreement and the Plan.

__________________________________

Optionee:

__________________________________

Date

Biolase, Inc.

4 Cromwell

Irvine, California, 92618

Attention:  Director of Financial Reporting

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Biolase, Inc.
2002 Stock Incentive Plan

Stock Option Agreement

Biolase, Inc., a Delaware corporation (the “Company”), hereby grants to the individual (“Optionee”) named in the award notice attached hereto (the “Award Notice”) as of the date set forth in the Award Notice (the “Option Date”), pursuant to the provisions of the Biolase, Inc. 2002 Stock Incentive Plan (the “Plan”), an option to purchase from the Company the number of shares of the Company’s Common Stock, par value $0.001 per share (“Common Stock”), set forth in the Award Notice at the price per share set forth in the Award Notice (the “Exercise Price”) (the “Option”), upon and subject to the terms and conditions set forth below, in the Award Notice and in the Plan.  Capitalized terms not defined herein shall have the meanings specified in the Plan.

1.Option Subject to Acceptance of Agreement.  The Option shall be null and void unless Optionee shall accept this Agreement by executing the Award Notice in the space provided therefor and returning an original execution copy of the Award Notice to the Company.

2.Time and Manner of Exercise of Option.

2.1.Maximum Term of Option.  In no event may the Option be exercised, in whole or in part, after the expiration date set forth in the Award Notice (the “Expiration Date”).

2.2.Vesting and Exercise of Option.  The Option shall become vested and exercisable in accordance with the vesting schedules set forth in the Award Notice (collectively, the “Vesting Schedule”).  The period of time prior to the full vesting of the Option shall be referred to herein as the “Vesting Period.”  Immediately upon the Optionee’s termination of service for any reason, the Option shall terminate with respect to the unvested portion of the Option on the effective date of such termination of service.  The Option shall be exercisable following a termination of Optionee’s service according to the following terms and conditions:

(a)Termination for any Reason.  If Optionee’s service with the Company terminates for any reason, the Option, only to the extent vested on the effective date of such termination of service, may thereafter be exercised by Optionee or Optionee’s executor, administrator, legal representative, guardian or similar person until and including the earlier to occur of (i) the date which is one year after the date of termination of service and (ii) the Expiration Date.

(b)Change in Control.

(i)Immediately prior to the effective date of a Change in Control, the Option shall vest and become exercisable for all of the shares subject to the Option and may be exercised for any or all of those shares or, at the election of the Company, the Optionee shall receive, in full settlement for such Option, a cash payment in an amount equal to the aggregate number of shares of Common Stock then subject to the Option multiplied by the excess, if any, of the Fair Market Value of a share of Common Stock as of the date of the Change in Control, over the Exercise Price.  Notwithstanding anything herein to the contrary, the Option shall not vest and become exercisable on an accelerated basis if and to the extent: (i) the Option is assumed by the successor corporation (or parent thereof) or is otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or (ii) the Option is replaced with a cash incentive program of the successor corporation which preserves the spread existing at the time of the Change in

Control on the shares subject to the Option that were not otherwise exercisable at the time of the Change in Control (the excess of the Fair Market Value of  such shares over the aggregate Exercise Price payable for such shares) and provides for subsequent payout of that spread no later than the time the Option would have vested and become exercisable for those shares.

(ii)Immediately following the consummation of the Change in Control, the Option shall terminate, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in effect pursuant to the terms of the Change in Control transaction.

(iii)If the Option is assumed or otherwise continued in effect in connection with a Change in Control, then the Option shall be appropriately adjusted, upon such Change in Control, to apply to the number and class of securities which would have been issuable to Optionee in consummation of such Change in Control had the Option been exercised immediately prior to such Change in Control, and appropriate adjustments shall also be made to the Exercise Price, subject to Section 409A of the Code.  To the extent that the holders of Common Stock receive cash consideration for their Common Stock in consummation of the Change in Control, the successor corporation (or its parent) may, in connection with the assumption of this option, substitute one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per share of Common Stock in such Change in Control.

(iv)This Agreement shall not in any way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

2.3.Method of Exercise.  Subject to the limitations set forth in this Agreement, the Option, to the extent vested, may be exercised by Optionee (a) by delivering to the Company an exercise notice in the form prescribed by the Company specifying the number of whole shares of Common Stock to be purchased and by accompanying such notice with payment therefor in full (or by arranging for such payment to the Company’s satisfaction) either (i) in cash, (ii) by delivery to the Company (either actual delivery or by attestation procedures established by the Company) of shares of Common Stock having an aggregate Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable pursuant to the Option by reason of such exercise, (iii) except as may be prohibited by applicable law, in cash by a broker-dealer acceptable to the Company to whom Optionee has submitted an irrevocable notice of exercise or (iv) by a combination of (i) or (ii), and (b) by executing such documents as the Company may reasonably request.  No share of Common Stock or certificate representing a share of Common Stock shall be issued or delivered until the full purchase price therefor has been paid.

2.4.Termination of Option.  In no event may the Option be exercised after it terminates as set forth in this Section 2.4.  The Option shall terminate, to the extent not earlier terminated pursuant to Section 2.2 or exercised pursuant to Section 2.3, on the Expiration Date.  Upon the termination of the Option, the Option and all rights hereunder shall immediately become null and void.

3.Transfer Restrictions and Investment Representations.

3.1.Nontransferability of Option.  The Option may not be transferred by Optionee other than by will or the laws of descent and distribution or pursuant to the designation of one or more beneficiaries on the form prescribed by the Company.  Except to the extent permitted by the foregoing sentence, (i) during Optionee’s lifetime the Option is exercisable only by Optionee or Optionee’s legal representative, guardian or similar person and (ii) the Option may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process.  Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of the Option, the Option and all rights hereunder shall immediately become null and void.

3.2.Investment Representation.  Optionee hereby represents and covenants that (a) any shares of Common Stock purchased upon exercise of the Option will be purchased for investment and not with a view to the distribution thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), unless such purchase has been registered under the Securities Act and any applicable state securities laws; (b) any subsequent sale of any such shares shall be made either pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to an exemption from registration under the Securities Act and such state securities laws; and (c) if requested by the Company, Optionee shall submit a written statement, in a form satisfactory to the Company, to the effect that such representation (x) is true and correct as of the date of any purchase of any shares hereunder or (y) is true and correct as of the date of any sale of any such shares, as applicable.  As a further condition precedent to any exercise of the Option, Optionee shall comply with all regulations and requirements of any regulatory authority having control of or supervision over the issuance or delivery of the shares and, in connection therewith, shall execute any documents which the Board or the Plan Administrator shall in its sole discretion deem necessary or advisable.

4.Additional Terms and Conditions.

4.1.Adjustment.  If any change is made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments shall be made by the Plan Administrator to the number and/or class of securities subject to the Option and the Exercise Price. Such adjustments to the Option is to be effected in a manner that shall preclude the enlargement or dilution of rights and benefits under the Option and in accordance with Section 409A of the Code. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

4.2.Compliance with Applicable Law.  The Option is subject to the condition that if the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the purchase or issuance of shares hereunder, the Option may not be exercised, in whole or in part, and such shares may not be issued, unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company.  The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent, approval or other action.

4.3.Issuance or Delivery of Shares.  Upon the exercise of the Option, in whole or in part, the Company shall issue or deliver, subject to the conditions of this Agreement, the number of shares of Common Stock purchased against full payment therefor.  Such issuance shall be evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company.  The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such issuance.

4.4.Option Confers No Rights as Stockholder.  Optionee shall not be entitled to any privileges of ownership with respect to shares of Common Stock subject to the Option unless and until such shares are purchased and issued upon the exercise of the Option, in whole or in part, and Optionee becomes a stockholder of record with respect to such issued shares.  Optionee shall not be considered a stockholder of the Company with respect to any such shares not so purchased and issued.

4.5.Option Confers No Rights to Continued Service.  In no event shall the granting of the Option or its acceptance by Optionee, or any provision of this Agreement or the Plan, give or be deemed to give Optionee any right to continued service by the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the service of any person at any time.

4.6.Decisions of Board or Plan Administrator.  The Board or the Plan Administrator shall have the right to resolve all questions which may arise in connection with the Option or its exercise.  Any interpretation, determination or other action made or taken by the Board or the Plan Administrator regarding the Plan or this Agreement shall be final, binding and conclusive.

4.7.Successors.  This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of Optionee, acquire any rights hereunder in accordance with this Agreement or the Plan.

4.8.Notices.  All notices, requests or other communications provided for in this Agreement shall be made, if to the Company, to Biolase, Inc., Attn: Director of Financial Reporting, 4 Cromwell, Irvine, California, 92618, and if to Optionee, to the last known mailing address of Optionee contained in the records of the Company.  All notices, requests or other communications provided for in this Agreement shall be made in writing either (a) by personal delivery, (b) by facsimile or electronic mail with confirmation of receipt, (c) by mailing in the United States mails or (d) by express courier service.  The notice, request or other communication shall be deemed to be received upon personal delivery, upon confirmation of receipt of facsimile or electronic mail transmission or upon receipt by the party entitled thereto if by United States mail or express courier service; provided, however, that if a notice, request or other communication sent to the Company is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

4.9.Governing Law. This Agreement, the Option and all determinations made and actions taken pursuant hereto and thereto, to the extent not governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.

4.10.Agreement Subject to the Plan.  This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith.  In the event that the provisions of this Agreement and the Plan conflict, the Plan shall control.  The Optionee hereby acknowledges receipt of a copy of the Plan.

4.11.Entire Agreement.  This Agreement and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee.

4.12.Partial Invalidity.  The invalidity or unenforceability of any particular provision of this Agreement shall not effect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

4.13.Amendment and Waiver.  The provisions of this Agreement may be amended or waived only by the written agreement of the Company and the Optionee, and no course of conduct or failure or delay in enforcing the provisions of this Agreement shall affect the validity, binding effect or enforceability of this Agreement.

4.14.Counterparts.  The Award Notice may be executed in two counterparts, each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

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